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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

Voya Series Fund, Inc. (formerly known as,
ING Series Fund, Inc.)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ

85258

(Address of principal executive offices)

(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: March 31
Date of reporting period: March 31, 2014

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2014

Voya Money Market Fund

(formerly, ING Money Market Fund)

Classes A, B, C, I, L, O, and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund. In recent reports, the IMF assesses key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observes that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by events in China or Ukraine or anywhere else that produces attention-grabbing headlines. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
May 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2014

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (the “Index”), had already gained 8.26%. In the second half a change in the dynamics of investor sentiment seemed to emerge and in the end the Index returned 18.58% for the whole fiscal year. (The Index returned 19.07% for the one year ended March 31, 2014, measured in U.S. dollars.)

In the U.S., investor confidence was cushioned by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by 2.5%. As late as October, fewer than 150,000 jobs were being created per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. Nervous central bankers were forced to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the forces shaping investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of its bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Congressional gridlock in October briefly jolted markets. But a deal to postpone the day of reckoning was reached on October 16 and they quickly regained their poise.

Increasingly it appeared that investors were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And better news was starting to flow. A limited budget deal was reached on December 11. The unemployment rate fell to 7.0%. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets barely flinched and the Index ended 2013 at a new all-time high.

There was little movement after that, however. Some U.S. data deteriorated, perhaps weather-related: average monthly new jobs created slumped back to 130,000, (despite a fall in the unemployment rate to 6.7%); fourth quarter GDP growth retreated to 2.6% while retail sales languished. New political turmoil flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed. A continuing slowdown and fears of financial instability in China also muted sentiment.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 0.17% in the fiscal year. The anticipated end to quantitative easing undermined longer-dated issues. The Barclays Long Term U.S. Treasury sub-index dropped 4.18%, but recovered in the final three months most of a much larger loss suffered in the first nine. The Barclays U.S. Corporate Investment Grade Bond sub-index added 1.47%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.53%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.86%, ending just below its March 7 all-time high. The health care sector did best with a gain of 29.24%, followed by industrials 27.29%. Easily the worst performer was the telecommunications sector 2.32%, then utilities 10.28%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, were expected to erode in the next quarter.

In currencies, the dollar fell 6.90% against the euro during the 12 months and 8.79% against the pound on better economic news from Europe, especially the UK. But the dollar gained 9.56% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index rose 17.78% during the fiscal year, but has retreated by more than 7% in 2014. GDP grew for five consecutive quarters, albeit at declining rates. From October core consumer prices started rising again after years of decline. The MSCI Europe ex UK® Index jumped 20.59%. The euro zone finally recorded quarterly GDP growth of 0.3% in the second quarter of 2013 after six straight quarterly declines, followed by slim gains of 0.1% and 0.3%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.0%, near an all-time high. The MSCI UK® Index added just 6.36%, burdened by heavyweight laggards especially among banks and food retailers. GDP in the third quarter of 2013 grew an improved 0.8% followed by 0.7%, while unemployment continued to fall. But concerns persisted about a housing bubble and consumer prices rising faster than wages.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at leastone year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible,investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measuredeveloped market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

Voya Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2014 (as a percentage of net assets)
Asset Backed Commercial Paper	26.4%
Other Note	23.3
Government Agency Repurchase Agreement	21.0
Treasury Debt	18.0
Financial Company Commercial Paper	9.4
Certificates of Deposit	8.3
Other Instrument	5.9
Other Commercial Paper	5.1
Government Agency Debt	0.1
Liabilities in Excess of Other Assets	(17.5)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Money Market Fund* (the “Fund”) seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Portfolio Specifics: The major economic themes driving the markets during the second and third quarters of 2013 were a continuing weak economic recovery, an improving but still weak labor market, a strengthening housing market that was no longer a headwind due to increasing prices and affordability, and tame inflation.

The uncertainty as to the timing of the start of the U.S. Federal Reserve Board’s (the “Fed”) tapering of its monthly asset purchases and the potential amount of cuts also had an impact on asset prices and longer-term interest rates. The Federal Open Market Committee (“FOMC”) did not announce the start of tapering in September 2013, as the vast majority of market participants and observers had anticipated. This was primarily due to the uncertainty surrounding the impact from the political stalemate in Congress over raising the debt ceiling limit and extending the continuing budget resolution. The FOMC continued to project that the federal funds target rate would remain in the 0.00% to 0.25% range until sometime in 2015, as it anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range.

The FOMC announced after its December meeting that it would start the tapering of quantitative easing by reducing the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities from $85 billion per month to $75 billion. This action was long anticipated by the market due to the improving labor market, inflation running well below the FOMC’s comfort range and other economic indicators largely showing modest but steady growth. The unemployment rate for November as reported just prior to the December FOMC meeting showed that it had fallen to 7.0% and was expected to continue declining. The FOMC, through both words and actions, tried to make it clear that the start of tapering was not the start of the eventual raising of short-term interest rates, which they still projected to most likely be in 2015.

The first quarter of 2014 saw a continuation of the tapering of the quantitative easing with reductions to the monthly purchases, declines in the monthly unemployment rate and modest economic growth. The FOMC and new Fed Chairwoman Janet Yellen, who took over for Ben Bernanke during the first quarter, did nothing to change the market’s outlook for no change in the pace of tapering and a prolonged period before the FOMC would be expected to increase the federal funds target rate. Yields on money market securities remained range bound throughout the fiscal year, at the extreme low end of their historical trading levels and offered very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion remained our top objectives for the Fund. Maximizing the yield and return of the Fund remained a secondary objective in light of the current market conditions and risks, as well as the low absolute level of rates. The Fund continued to waive fees in order to maintain a 0.00% net yield as did most of our competitors due to the historically low level of rates on money market securities. The Fund followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Fund ended the reporting period with a 39 day weighted average maturity (“WAM”), which was shorter than the peer average of 52 days for the iMoneyNet First Tier Retail category at the end of the period. However, the Fund did have a higher WAM for the majority of the one-year period ended March 31, 2014.

The Fund continued to limit its exposure to European banks during the reporting period despite an increase of exposure by our peers. Rather, the Fund invested in those issuers who we thought had the highest likelihood of being able to weather the difficult economic and credit conditions in the euro zone. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement (“repo”) exposure on a daily basis. As a result, we accepted a slightly lower yield than we would have obtained with greater exposure to higher yielding bank debt, in order to further reduce credit risk and maintain excess daily and weekly liquidity over the minimum requirements.

Current Strategy & Outlook: Our current strategy for the Fund is to continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk. These backups would likely be temporary in nature in light of the FOMC position on holding the federal funds target rate in the 0.00% to 0.25% range for the foreseeable future. Credit exposure and risk will remain limited but could be increased as credit conditions potentially improve, especially in Europe.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity in excess of the minimums required. We believe this will give the Fund flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from low repo rates and other lower risk short-term liquidity securities, including U.S. government securities.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* The Fund was formerly known as “ING Money Market Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
				Expenses Paid
	Beginning	Ending		During the	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	Year Ended	Account	Account	Annualized	During the
	Value	Value	Expense	March 31,	Value	Value	Expense	Year Ended
	October 1, 2013	March 31, 2014	Ratio•	2014*	October 1, 2013	March 31, 2014	Ratio•	March 31, 2014*
Class A	$1,000.00	$1,000.00	0.20%	$1.00	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01
Class C	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01
Class I	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01
Class L	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01
Class O	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01
Class W	1,000.00	$1,000.00	0.20%	$1.00	1,000.00	$1,023.93	0.20%	$1.01

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

•	The annualized expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a yield of not less than zero (Note 4).

5

Report of independent registered public accounting firm

The Shareholders and Board of Trustees
Voya Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Money Market Fund (formerly ING Money Market Fund), a series of Voya Series Fund, Inc. (formerly ING Series Fund, Inc.), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Money Market Fund as of March 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Sincerely,

Boston, Massachusetts
May 23, 2014

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2014

ASSETS:
Repurchase agreements	$48,938,000
Short-term investments at amortized cost	225,341,976
Cash	7,247
Receivables:
Fund shares sold	362,627
Dividends	12
Interest	230,975
Prepaid expenses	43,956
Receivable due from manager	191,995
Total assets	275,116,788

LIABILITIES:
Payable for fund shares redeemed	41,546,131
Payable for investment management fees	82,849
Payable for administrative fees	16,570
Payable for distribution and shareholder service fees	3,616
Payable for directors fees	2,879
Other accrued expenses and liabilities	106,036
Total liabilities	41,758,081
NET ASSETS	$233,358,707

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$233,379,217
Accumulated net investment loss at end of year or period	(33,330)
Accumulated net realized gain	12,820
NET ASSETS	$233,358,707

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2014 (continued)

Class A
Net assets	$149,106,326
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	149,131,732
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$1,223,566
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,223,662
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,906,934
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,907,510
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$67,367,449
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	67,376,168
Net asset value and redemption price per share	$1.00
Class L
Net assets	$3,345,904
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,346,293
Net asset value and redemption price per share	$1.00
Class O
Net assets	$9,330,436
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	9,331,572
Net asset value and redemption price per share	$1.00
Class W
Net assets	$78,092
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	78,115
Net asset value and redemption price per share	$1.00

† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended March 31, 2014

INVESTMENT INCOME:
Dividends	$645
Interest, net of foreign taxes withheld*	488,034
Total investment income	488,679

EXPENSES:
Investment management fees	995,642
Distribution and shareholder service fees:
Class B	14,634
Class C	30,869
Class O	25,448
Transfer agent fees:
Class A	144,254
Class B	1,305
Class C	2,753
Class I	61,129
Class L	3,364
Class O	9,078
Class W	77
Administrative service fees	199,130
Shareholder reporting expense	35,180
Registration fees	91,267
Professional fees	47,398
Custody and accounting expense	44,137
Directors fees	8,594
Miscellaneous expense	13,408
Interest expense	1,784
Total expenses	1,729,451
Net waived and reimbursed fees	(1,240,772)
Net expenses	488,679
Net investment income	—

REALIZED GAIN:

Net realized gain	39,169

Increase in net assets resulting from operations	$39,169

* Foreign taxes withheld	$293

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
FROM OPERATIONS:
Net realized gain	39,169	47,896
Increase in net assets resulting from operations	39,169	47,896

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(38,951)	(48,030)
Class B	(330)	(578)
Class C	(765)	(549)
Class I	(16,173)	(23,596)
Class L	(849)	(1,340)
Class O	(2,368)	(2,887)
Class W	(17)	(28)
Total distributions	(59,453)	(77,008)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	547,859,921	491,697,104
Reinvestment of distributions	57,190	73,948
	547,917,111	491,771,052
Cost of shares redeemed	(579,396,660)	(499,667,231)
Net decrease in net assets resulting from capital share transactions	(31,479,549)	(7,896,179)
Net decrease in net assets	(31,499,833)	(7,925,291)

NET ASSETS:
Beginning of year or period	264,858,540	272,783,831
End of year or period	$233,358,707	$264,858,540
Accumulated net investment loss at end of year or period	$(33,330)	$(33,330)

See Accompanying Notes to Financial Statements

10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions											Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions (2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(4)	0.20	0.00	*	149,106	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00		164,203	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	0.00	*	166,570	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—	—		—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	196,702	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.01		182,097	—
Class B
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(4)	0.20	0.00		1,224	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(5)	0.35	0.00		1,908	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.65	0.28	(6)	0.28	0.00	*	3,014	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	1.60	0.33	(7)	0.33	(0.00	)*	4,377	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	1.70	0.46	(8)	0.46	0.01		4,886	—
Class C
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(4)	0.20	(0.00	)*	2,907	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(5)	0.35	0.00		2,105	—
07-29-11(9) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.65	0.28	(6)	0.28	0.00	*	2,040	—
Class I
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(4)	0.20	0.00		67,367	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00		81,466	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	(0.01)		84,557	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	100,505	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.00	*	38,498	—
Class L(10)
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(4)	0.20	(0.00	)*	3,346
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00		4,399	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(6)	0.28	0.00	*	5,526	—
03-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.00	†	0.60	0.33	(7)	0.33	(0.00	)*	6,828	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(8)	0.46	0.01		7,433	—

See Accompanying Notes to Financial Statements

11

Financial Highlights (continued)

		Income (loss) from investment operations						Less distributions											Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class O
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		0.92	0.20	(4)	0.20	0.00		9,330	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.89	0.35	(5)	0.35	0.00		10,679	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.90	0.28	(6)	0.28	0.00	*	11,048	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.85	0.33	(7)	0.33	(0.00	)*	11,470	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.95	0.46	(8)	0.46	0.01		14,945	—
Class W
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(4)	0.20	0.00		78	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(5)	0.35	0.00		99	—
07-29-11(9) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.65	0.28	(6)	0.28	0.00	*	29	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.

(8)	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.

(9)	Commencement of operations.

(10)	Effective July 29, 2011, Class C shareholders were converted to Class L shares of the Fund.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transactions losses.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are eight separate active series which comprise the Company. This report is for Voya Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Fund’s Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its net asset value (“NAV”), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those securities valued in good faith at fair value, thePricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended March 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2014.

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, Voya Funds Services, LLC (formerly, ING Funds Services) (“VFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”) is the principal underwriter of the Fund. Class B and Class C shares of the Fund have a Second Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have a Second Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. For the year ended March 31, 2014, the Distributor waived $25,448 of such fees.

Voya Investments and VID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2014. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. For the year ended March 31, 2014, Voya Investments and VID waived $1,169,823 of management fees and $45,501 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution	Shareholder
	Fee	Servicing Fee

Class B	$10,975	$3,658
Class C	$23,151	$7,717

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of March 31, 2014, amounts of waived management fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:

March 31,
2015	2016	2017	Total
1,101,065	809,698	1,169,823	$3,080,586

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2014, the Distributor retained the following amounts in sales charges:

Class C
Contingent Deferred Sales Charges	$895

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2014, ING National Trust, ING Life Insurance and Annuity Company, and VID, each of which are indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.), owned 33.41%, 18.56%, and 15.43% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

The Investment Adviser made voluntary payments of $625,000 and $285,840 during the years ended March 31, 2010 and March 31, 2011, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the line of credit was available were a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2014 the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
12	$4,970,667	1.08%

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

							Proceeds
		Shares			Net increase		from
		issued	Reinvestment		(decrease)		shares	Reinvestment
	Shares	in	of	Shares	in shares	Shares	issued in	of	Shares	Net increase
	sold	merger	distributions	redeemed	outstanding	sold	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2014	526,674,864	—	38,719	(541,796,264)	(15,082,681)	526,674,864	—	38,719	(541,796,264)	(15,082,681)
3/31/2013	472,305,235	—	47,736	(474,701,639)	(2,348,668)	472,305,235	—	47,736	(474,701,639)	(2,348,668)
Class B
3/31/2014	158,233	—	298	(842,771)	(684,240)	158,233	—	298	(842,771)	(684,240)

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

NOTE 7 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class B (continued)
3/31/2013	343,096	—	538	(1,449,879)	(1,106,245)	343,096	—	538	(1,449,879)	(1,106,245)
Class C
3/31/2014	3,964,739	—	761	(3,162,962)	802,538	3,964,739	—	761	(3,162,962)	802,538
3/31/2013	1,807,558	—	543	(1,743,270)	64,831	1,807,557	—	543	(1,743,270)	64,830
Class I
3/31/2014	14,893,501	—	16,157	(29,003,411)	(14,093,753)	14,893,501	—	16,157	(29,003,411)	(14,093,753)
3/31/2013	12,969,304	—	23,560	(16,074,128)	(3,081,264)	12,969,304	—	23,560	(16,074,129)	(3,081,265)
Class L
3/31/2014	1	—	832	(1,053,518)	(1,052,685)	1	—	832	(1,053,518)	(1,052,685)
3/31/2013	—	—	1,335	(1,127,704)	(1,126,369)	—	—	1,335	(1,127,704)	(1,126,369)
Class O
3/31/2014	1,231,011	—	407	(2,578,859)	(1,347,441)	1,231,011	—	407	(2,578,859)	(1,347,441)
3/31/2013	4,198,247	—	206	(4,566,918)	(368,465)	4,198,247	—	207	(4,566,918)	(368,464)
Class W
3/31/2014	937,572	—	16	(958,875)	(21,287)	937,572	—	16	(958,875)	(21,287)
3/31/2013	73,665	—	28	(3,692)	70,001	73,665	—	29	(3,692)	70,002

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Regulatory. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC proposed amendments to money market regulation, which if adopted may, among other things, require the Fund to change the manner in which it values its securities, impose liquidity fees on redemptions incertain circumstances, and permit the Fund to limit

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. The SEC or other regulators may adopt additional money market requirements, which may impact the operations and performance of the Fund.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2014	Year Ended March 31, 2013
Ordinary Income	Ordinary Income	Long-term Capital Gains
$59,453	$76,644	$364

The tax-basis components of distributable earnings as of March 31, 2014 were:

Undistributed Ordinary Income
$13,188

The Fund's major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of March 31, 2014, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2014 (continued)

 NOTE 10 — RESTRUCTURING PLAN (continued)

control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 11 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

19

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2014

Principal Amount†		Value	Percentage of Net Assets
Asset Backed Commercial Paper: 26.4%
1,500,000	Barton Capital LLC, 0.070%, due 04/01/14	$1,500,000	0.6
6,000,000	Barton Capital LLC, 0.150%, due 04/17/14	5,999,600	2.6
2,750,000 #	Barton Capital LLC, 0.185%, due 04/17/14	2,750,000	1.2
10,000,000	Concord Minutemen Capital Co., 0.200%, due 07/02/14	9,994,889	4.3
10,000,000	Crown Point Capital Co., 0.200%, due 07/02/14	9,994,889	4.3
9,375,000	Jupiter Securitization Company LLC, 0.282%, due 07/01/14	9,368,409	4.0
1,125,000	Jupiter Securitization Company LLC, 0.301%, due 06/06/14	1,124,381	0.5
1,750,000	Old Line Funding LLC, 0.230%, due 09/25/14	1,748,021	0.7
8,000,000	Old Line Funding LLC, 0.240%, due 07/02/14	7,995,093	3.4
3,350,000 #	Thunder Bay Funding LLC, 0.184%, due 04/27/14	3,350,000	1.4
4,650,000 #	Thunder Bay Funding LLC, 0.187%, due 04/07/14	4,650,000	2.0
500,000	Thunder Bay Funding LLC, 0.210%, due 07/02/14	499,732	0.2
2,700,000	Thunder Bay Funding LLC, 0.240%, due 04/01/14	2,700,000	1.2
	Total Asset Backed Commercial Paper (Cost $61,675,014)	61,675,014	26.4
Certificates of Deposit: 8.3%
1,700,000	BNP Paribas New York, 0.310%, due 04/21/14	1,700,123	0.7
7,500,000	Credit Suisse New York, 0.282%, due 07/01/14	7,500,000	3.2
1,500,000	Standard Chartered Bank, 0.500%, due 01/02/15	1,500,000	0.6
1,750,000	Svenska Handelsbanken NY, 0.180%, due 04/04/14	1,750,000	0.8
5,500,000	Toronto Dominion Bank NY, 0.090%, due 04/01/14	5,500,000	2.4

Principal Amount†		Value	Percentage of Net Assets
Certificates of Deposit: (continued)
1,500,000	Toronto Dominion Bank NY, 0.550% , due 09/18/14	$1,501,475	0.6
	Total Certificates of Deposit (Cost $19,451,598)	19,451,598	8.3
Financial Company Commercial Paper: 9.4%
5,000,000 #	Australia & New Zealand Banking Group Ltd., 0.338%, due 04/20/14	5,000,000	2.2
6,750,000	BNP Paribas Finance, Inc., 0.170%, due 04/01/14	6,750,000	2.9
250,000	General Electric Capital Corp., 0.190%, due 07/18/14	249,857	0.1
790,000	Rabobank USA Finance Corp., 0.090%, due 04/03/14	789,996	0.3
5,395,000	Skandinaviska Enskilda Banken AB, 0.100%, due 04/09/14	5,394,880	2.3
1,250,000	Societe Generale North America, 0.120%, due 04/03/14	1,249,992	0.5
500,000	Westpac Banking Group, 0.170%, due 05/21/14	499,882	0.2
2,000,000	Westpac Banking Group, 0.257%, due 04/02/14	1,999,986	0.9
	Total Financial Company Commercial Paper (Cost $21,934,593)	21,934,593	9.4
Government Agency Debt: 0.1%
200,000	Fannie Mae, 0.154%, due 07/05/14	199,919	0.1
	Total Government Agency Debt (Cost $199,919)	199,919	0.1
Government Agency Repurchase Agreement: 21.0%
25,938,000	Deutsche Bank Repurchase Agreement dated 03/31/14, 0.080%, due 04/01/14, $25,938,058 to be received upon repurchase (Collateralized by $38,527,519 Various U.S. Government Agency Obligations, 0.00%-5.00%, Market Value plus accrued interest $26,456,760, due, 0.080%, due 04/01/14	25,938,000	11.1

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
Government Agency Repurchase Agreement: (continued)
20,000,000	Goldman Sachs Agreement dated 3/31/2014, 0.070%, due 4/1/2014, $20,000,038.89 to be received upon repurchase (Collateralized by $20,420,000, FMNT, 1.68%, Market Value plus accrued interest $20,400,396.8 due 11/19/2018), 0.070%, due 04/01/14	$20,000,000	8.6
3,000,000	Morgan Stanley Repurchase Agreement dated 03/31/2014, 0.04%, due 04/01/14, $3,000,003.33 to be received upon repurchase (Collateralized by $4,292,000, RFPR, 0.0%, Market Value plus accrued interest $3,060,246.48 due 7/15/2020 - 04/15/2030), 0.040%, due 04/01/14	3,000,000	1.3
	Total Government Agency Repurchase Agreement (Cost $48,938,000)	48,938,000	21.0
Other Commercial Paper: 5.1%
5,750,000	Cargill Global Fund PLC, 0.070%, due 04/04/14	5,749,966	2.5
4,500,000	Cargill Global Fund PLC, 0.080%, due 04/02/14	4,499,990	1.9
1,600,000	KFW, 0.100%, due 04/11/14	1,599,956	0.7
	Total Other Commercial Paper (Cost $11,849,912)	11,849,912	5.1
Other Instrument: 5.9%
13,700,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, due 04/01/14	13,700,000	5.9
	Total Other Instrument (Cost $13,700,000)	13,700,000	5.9
Other Note: 23.3%
5,000,000	American Honda Finance, 0.242%, due 06/12/14	5,000,000	2.1
2,250,000 #	American Honda Finance, 0.288%, due 04/17/14	2,250,000	1.0
750,000 #	American Honda Finance, 1.450%, due 02/27/15	757,276	0.3
500,000 #	American Honda Finance, 1.850%, due 09/19/14	503,471	0.2

Principal Amount†		Value	Percentage of Net Assets
Other Note: (continued)
250,000 #	Australia & New Zealand Banking Group Ltd., 3.700%, due 01/13/15	$256,617	0.1
1,680,000	BHP Billiton Finance USA Ltd., 5.500%, due 04/01/14	1,680,000	0.7
470,000	Caterpillar Financial Services Corp., 0.538%, due 04/01/14	470,000	0.2
1,250,000	Commonwealth Bank of Australia NY, 1.950%, due 03/16/15	1,268,406	0.6
1,000,000 #	Commonwealth Bank of Australia, 3.500%, due 03/19/15	1,030,569	0.4
250,000	General Electric Capital Corp., 2.150%, due 01/09/15	253,587	0.1
1,000,000	JPMorgan Chase Bank NA, 0.331%, due 04/21/14	999,281	0.4
3,750,000	JPMorgan Chase Bank NA, 0.356%, due 04/22/14	3,750,000	1.6
500,000 #	Nordea Eiendomskreditt, 0.660%, due 04/07/14	500,319	0.2
6,279,000 #	Rabobank Nederland, 4.200%, due 05/13/14	6,307,383	2.7
1,750,000 #	Standard Chartered PLC, 5.500%, due 11/18/14	1,806,483	0.8
5,500,000	Svenska Handelsbanken AB, 0.386%, due 04/04/14	5,500,000	2.4
1,150,000	Toronto Dominion Bank, 0.544%, due 04/14/14	1,150,925	0.5
4,500,000	Toyota Motor Credit Corp., 0.264%, due 06/11/14	4,500,000	1.9
1,500,000	Toyota Motor Credit Corp., 0.316%, due 05/22/14	1,500,488	0.6
125,000	Toyota Motor Credit Corp., 1.250%, due 11/17/14	125,776	0.1
3,000,000	US Bank NA, 0.522%, due 04/14/14	3,003,913	1.3
416,000	Wal-Mart Stores, Inc., 3.200%, due 05/15/14	417,519	0.2
8,000,000	Wells Fargo Bank NA, 0.380%, due 06/24/14	8,000,000	3.4
3,500,000	Westpac Banking Corp, 0.533%, due 04/28/14	3,500,000	1.5
	Total Other Note (Cost $54,532,013)	54,532,013	23.3

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
Voya Money Market Fund	as of March 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
Treasury Debt: 18.0%
23,000,000	United States Treasury Bill, 0.045%, due 04/24/14	$22,999,349	9.9
19,000,000	United States Treasury Bill, 0.053%, due 04/17/14	18,999,578	8.1
	Total Treasury Debt (Cost $41,998,927)	41,998,927	18.0

Principal Amount†		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $274,279,976)	$274,279,976	117.5
	Liabilities in Excess of Other Assets	(40,921,269)	(17.5)
	Net Assets	$233,358,707	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Cost for federal income tax purposes is the same as for financial statement purposes.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2014
Asset Table Investments, at fair value
Government Agency Debt	$—	$199,919	$—	$199,919
Other Commercial Paper	—	11,849,912	—	11,849,912
Government Agency Repurchase Agreement	—	48,938,000	—	48,938,000
Treasury Debt	—	41,998,927	—	41,998,927
Other Instrument	13,700,000	—	—	13,700,000
Financial Company Commercial Paper	—	21,934,593	—	21,934,593
Other Note	—	54,532,013	—	54,532,013
Asset Backed Commercial Paper	—	61,675,014	—	61,675,014
Certificates of Deposit	—	19,451,598	—	19,451,598
Total Investments, at fair value	$13,700,000	$260,579,976	$—	$274,279,976

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s government agency repurchase agreements by counterparty which are subject to offset under a MRA as of March 31, 2014:

Counterparty	Government Agency Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank AG	$25,938,000	$(25,938,000)	$—

Goldman Sachs	20,000,000	(20,000,000)	—

Morgan Stanley	3,000,000	(3,000,000)	—

Totals	$48,938,000	$(48,938,000)	$—

(1)	Collateral with a fair value of $26,456,760, $20,400,397 and $3,060,246, respectively, has been pledged in connection with the above government agency repurchase agreements. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

22

TAX INFORMATION (Unaudited)

 Distributions paid during the year ended March 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Money Market Fund
All Classes	STCG	$0.0002

 STCG - Short-term capital gain

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

23

SHAREHOLDER MEETING INFORMATION (Unaudited)

 A special meeting of shareholders of Voya Series Fund, Inc. was held May 6, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Fund with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.
2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To elect 13 nominees to the Board.
5	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund's shareholders.
6	To approve a change in the fundamental investment policy governing concentration with respect to Voya Money Market Fund.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Money Market Fund
	1*	106,651,239.831	3,830,019.160	13,217,239.044	15,530,861.887	139,229,359.922
	2*	106,077,921.170	4,012,371.794	13,608,205.315	15,530,861.643	139,229,359.922
	5*	105,639,515.267	5,318,166.917	12,740,815.600	15,530,862.138	139,229,359.922
	6*	106,328,214.452	4,350,261.515	13,020,022.068	15,530,861.887	139,229,359.922

*       Proposals passed

Voya Series Fund, Inc. Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3*	198,020,231.751	13,594,478.735	0.000	0.000	211,614,710.486
John V. Boyer	3*	198,066,017.723	13,548,692.763	0.000	0.000	211,614,710.486
Patricia W. Chadwick	3*	198,000,747.773	13,613,962.713	0.000	0.000	211,614,710.486
Albert E. DePrince, Jr.	3*	197,948,547.154	13,666,163.332	0.000	0.000	211,614,710.486
Peter S. Drotch	3*	197,948,721.038	13,665,989.448	0.000	0.000	211,614,710.486
J. Michael Earley	3*	197,947,891.418	13,666,819.068	0.000	0.000	211,614,710.486
Martin J. Gavin**	3*	198,054,232.037	13,560,478.449	0.000	0.000	211,614,710.486
Russell H. Jones	3*	197,982,022.307	13,632,688.179	0.000	0.000	211,614,710.486
Patrick W. Kenny	3*	197,976,609.073	13,638,101.413	0.000	0.000	211,614,710.486
Shaun P. Mathews	3*	198,041,053.562	13,573,656.924	0.000	0.000	211,614,710.486
Joseph E. Obermeyer	3*	198,018,011.381	13,596,699.105	0.000	0.000	211,614,710.486
Sheryl K. Pressler	3*	197,945,308.067	13,669,402.419	0.000	0.000	211,614,710.486
Roger B. Vincent	3*	197,921,969.844	13,692,740.642	0.000	0.000	211,614,710.486

*       Proposal passed

**     Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	164	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014 - Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	164	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	164	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:73	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	164	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	164	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired.	164	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007 - Present	Retired.	164	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 - Present	Retired.	164	Assured Guaranty Ltd. (April 2004 - Present).

25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	164	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 - Present	Consultant (May 2001- Present).	164	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	164	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February - 2006 Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	164	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director (“Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purpose of this table “Voya family of funds” means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Risk Managed Natural Resources Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of April 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012 - Present	Senior Vice President - Fund Compliance, Voya Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	May 2013 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	May 2013 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	KPMG LLP
7337 East Doubletree Ranch Road, Suite 100	Two Financial Center
Scottsdale, Arizona 85258	60 South Street
Boston, Massachusetts 02111
Administrator
Voya Funds Services, LLC	Custodian
7337 East Doubletree Ranch Road, Suite 100	The Bank of New York Mellon
Scottsdale, Arizona 85258	One Wall Street
New York, New York 10286
Distributor
Voya Investments Distributor, LLC	Legal Counsel
7337 East Doubletree Ranch Road, Suite 100	Goodwin Procter LLP
Scottsdale, Arizona 85258	Exchange Place
53 State Street
Transfer Agent	Boston, Massachusetts 02109
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-AFIMM (0314-052314)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N- CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 for year ended March 31, 2014 and $18,900 for year ended March 31, 2013.

(b)

Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for year ended March 31, 2014 and $2,400 for year ended March 31, 2013.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $6,935 in the year ended March 31, 2014 and $6,300 in the year ended March 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were None.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

________________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

________________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:

October 1, 2013 to December 31, 2014

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)

Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee
100% of the services were approved by the audit committee.

(f)

Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.
Not applicable.

(g)

Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended March 31, 2014 and March 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Series Fund, Inc.	$9,335	$8,700
Voya Investments, LLC (1)	$103,625	$421,250

_____________ (1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should   be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific  financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)

Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)

The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2014